PIONEER THREE
                        Supplement dated January 5, 1996
                      to Prospectus dated January 27, 1995

The Trustees of Pioneer Three (the "Fund") have approved certain changes to the Fund's operations, including a new management contract with a performance based management fee and a change in the Fund's investment objective from reasonable income and growth of capital to capital growth exclusively. These changes have been submitted for shareholder approval at a meeting scheduled to be held on January 23, 1996. If approved by shareholders, the changes will take effect on February 1, 1996.

EXPENSE INFORMATION

As more fully described below, the Fund has submitted for shareholder approval a proposed management contract under which the basic rate of management fee payable to Pioneering Management Corporation ("PMC") would be increased or decreased based upon the Fund's investment performance relative to the record of a benchmark securities index. Under the proposed contract, the "Annual Operating Expenses" and the "Example" shown on pages 2 and 3 of the prospectus would change as set forth below. The "Shareholder Transaction Expenses" shown on page 2 of the prospectus would not change as a result of the new contract.

The information in the table below is an estimate based on the Fund's actual expenses for the year ended September 30, 1995. Management fees have been restated to reflect the basic, maximum and minimum fees payable under the proposed contract. Actual management fees and total operating expenses for the fiscal year ended September 30, 1995 were 0.46% and 0.85%, respectively, under the management contract currently in effect.

Annual Fund Operating Expenses
                                      (As a Percentage of Average Net Assets):

                                      Management Fee
                               Basic     Maximum     Minimum
  Management Fee               .625%      .825%       .425%
  12b-1 Fees                   .18 %      .18 %       .18 %
  Other Expenses (including    .21 %      .21%        .21 %
   accounting and transfer
   agent fees, custodian fees
   and printing expenses)

  Total Operating Expenses    1.02%       1.22%       .82%

Example:

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                    1 Year    3 Years    5 Years    10 Years
                    ------    -------    -------    --------

Management Fee
  Basic              $10        $30        $52        $116
  Maximum            $11        $35        $61        $135
  Minimum            $ 8        $24        $42        $ 94

The example above assumes the reinvestment of all dividends and distributions and that the percentage amounts listed above under "Annual Operating Expenses" remain the same each year.

THE EXAMPLE IS DESIGNED FOR INFORMATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSE OR RETURN. ACTUAL FUND EXPENSES AND RETURN WILL VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
                                                                     0196-3008
                                             (C)Pioneer Funds Distributor, Inc.

INVESTMENT OBJECTIVE AND POLICIES

It is proposed that the Fund change its investment objective from reasonable income and growth of capital to capital growth exclusively. If this change is approved, the Fund will eliminate its current policy of investing the largest portion of its portfolio in securities which have yielded their holders an interest or dividend return within the preceding twelve months. In addition, whether or not the proposed change in investment objective is approved, the Fund will eliminate its current policy of investing only in companies with market capitalizations not exceeding $750 million and will instead adopt a policy of investing at least 65% of the Fund's assets total assets in securities of companies with market capitalizations between $100 million and $5 billion. In connection with this change in policy, the Fund will change its name to "Pioneer Mid-Cap Fund."

Changes in the Fund's policy relating to investments in repurchase agreements and in a number of the fundamental investment restrictions set forth in the Fund's statement of additional information have also been proposed. However, none of these changes are expected to have a material effect on the Fund's current investment operations.

MANAGEMENT FEE

Under the proposed management contract, as compensation for its management related services and certain expenses which PMC incurs on behalf of the Fund, the Fund would pay PMC a management fee that is comprised of two components. The first component is a basic fee equal to 0.625% per annum of the Fund's average daily net assets (the "Basic Fee"). The second component is a performance fee adjustment.

Computing The Performance Fee Adjustment

The Basic Fee is subject to an upward or downward adjustment, depending on whether, and to what extent, the investment performance of the Fund for the performance period exceeds, or is exceeded by, the record of the Standard and Poors Mid-Cap 400 Index of mid-capitalization stocks (the "Index") over the same period. The performance period consists of the current month and the prior 35 months ("performance period"). Each percentage point of difference (up to a maximum of +/- 10) is multiplied by a performance adjustment rate of 0.02%. Thus, the maximum annualized adjustment rate is +/- 0.20%. This performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to the Fund's average net assets for the entire performance period, giving a dollar amount that will be added to (or subtracted from) the Basic Fee.

Because the adjustment to the Basic Fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor is not whether Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

Phase-In of Performance Fee Arrangements

As indicated above, if approved by shareholders, the proposed contract with PMC will become effective February 1, 1996. Under the terms of the contract, for the period beginning February 1 and ending June 30, 1996, the Fund would pay PMC fees at the same rates as under the current contract which are set forth in the prospectus on page 5. For the period beginning July 1, 1996 and ending December 31, 1996, the Basic Fee will take effect but a performance adjustment will only be made if this will result in a lowering of the Basic Fee. For periods after January 1, 1997, the performance adjustment will be made as described above.

The performance period initially used for calculating any performance adjustment to the Basic Fee will begin on February 1, 1996 and will increase by each succeeding month until a total of 36 months has been reached. Thereafter, the performance period will consist of the current month and the prior 35 months as described above.

     The Basic Fee is computed daily, the performance fee adjustment is calculated once per month and the entire management fee is paid monthly.